UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934

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ACORN ENERGY, INC.
  (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACORN ENERGY, INC.
4 West Rockland Road
Montchanin, Delaware 19710

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acorn Energy, Inc. (“Acorn Energy” or the “Company”) will be held at The Union League Club of New York, 38 East 37th Street, New York, New York 10016, on Thursday, June 10, 2010 at 1:00 p.m. Eastern Daylight Time, for the following purposes, all as more fully described in the attached Proxy Statement:

(1)	the election of six directors to hold office until the 2011 Annual Meeting and until their respective successors are elected and qualified;

(2)
the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Friedman LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010;

(3)	the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 30,000,000 shares;

(4)	the amendment of the Company’s 2006 Stock Incentive Plan to increase the number of available shares by 1,000,000 to 1,665,000 shares;

(5)	the adjournment of the meeting to solicit additional proxies in the event there are insufficient votes to approve either Proposal 3 or 4; and

(6)	such other business as may properly come before the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person.   You are also invited to be our guest for a buffet lunch to be held before the Annual Meeting beginning at 12:00 noon Eastern Daylight Time at the Union League Club of New York.

You are requested to vote by Internet or by mail whether or not you expect to attend the meeting in person.  This year we are furnishing our proxy materials to our stockholders who hold their shares through brokers over the Internet, as permitted by rules adopted by the Securities and Exchange Commission.  These stockholders should have received a notice containing instructions on how to access these materials and how to vote their shares online.  The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail.  If you previously requested that you receive annual meeting materials via e-mail, the e-mail contains voting instructions and links to the materials on the Internet. All stockholders may read, print and download our 2009 Annual Report and our Proxy Statement at https://materials.proxyvote.com/004848.

The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

A copy of the Company’s Annual Report for the year ended December 31, 2009 is enclosed.

By Order of the Board of Directors,

JOE B. COGDELL, JR.
Secretary

Montchanin, Delaware
April 28, 2010

ACORN ENERGY, INC.
4 West Rockland Road
Montchanin, Delaware 19710

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2010

This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use in voting at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m. Eastern Daylight Time on Thursday, June 10, 2010, at The Union League Club of New York, 38 East 37th Street, New York, New York 10016, and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about April 28, 2010 to each stockholder of record at the close of business on April 14, 2010 (the “Record Date”).

Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares of common stock as soon as possible. You can ensure that your shares are voted at the meeting by submitting your proxy by Internet or by completing, signing, dating and returning the enclosed proxy in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying our corporate Secretary in writing of such revocation.

INFORMATION ABOUT THE 2010 ANNUAL MEETING AND PROXY VOTING

What matters are to be voted on at the Annual Meeting?

Acorn Energy intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

(1)	the election of six directors to hold office until the 2011 Annual Meeting and until their respective successors are elected and qualified;

(2)
the ratification of the selection by the Audit Committee of the Company’s Board of Directors of Friedman LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010;

(3)	the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 30,000,000 shares;

(4)	the amendment of the Company’s 2006 Stock Incentive Plan to increase the number of available shares by 1,000,000 to 1,665,000 shares;

(5)	the adjournment of the meeting to solicit additional proxies in the event there are insufficient votes to approve either Proposal 3 or 4; and

(6)	such other business as may properly come before the Annual Meeting or any adjournment thereof.

What is the Board’s recommendation?

The Board of Directors recommends that you vote your shares “FOR” each of Proposals 1, 2, 3, 4 and 5 on your proxy card.

Will any other matters be presented for a vote at the Annual Meeting?

We do not expect that any other matters might be presented for a vote at the Annual Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against the proposal.

Who is entitled to vote?

All Acorn Energy stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding on the Record Date will be entitled to one vote.  There were 14,269,148 shares outstanding on the Record Date.

How do I vote my shares?

•
If you are a stockholder of record, you may grant a proxy with respect to your shares by mail using the proxy included with the proxy materials.  Stockholders who own their shares through banks, brokers or other nominees may grant their proxy by mail, by telephone or over the Internet in accordance with the instruction in the Notice of Internet Availability of Proxy Materials. Internet and telephone voting will be available through 11:59 p.m. Eastern Daylight Time on June 9, 2010.

•
If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting to vote in person, you will have to contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.

•
All proxies submitted will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR Proposals 1, 2, 3, 4 and 5.

As permitted by the Securities and Exchange Commission, or SEC, Acorn Energy is sending a Notice of Internet Availability of Proxy Materials to stockholders who hold shares in “street name” through a bank, broker or other holder of record. All such stockholders will have the ability to access this Proxy Statement and the Company’s Annual Report at https://materials.proxyvote.com/004848. The notice also includes information as to how these stockholders may vote their shares.

May I change or revoke my proxy after it is submitted?

Yes, you may change or revoke your proxy at any time before the Annual Meeting by:

•	returning a later-dated proxy card;

•	attending the Annual Meeting and voting in person; or

•	sending your written notice of revocation to Joe B. Cogdell, Jr., our Secretary.

Your changed proxy or revocation must be received before the polls close for voting.

What is a “quorum?”

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present in person or are represented by proxies.  For purposes of determining the presence or absence of a quorum, we intend to count as present shares present in person but not voting and shares for which we have received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street” name will be counted as present for purposes of determining whether a quorum is present, even if the broker is not entitled to vote the shares on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

What vote is necessary to pass the items of business at the Annual Meeting?

Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. With respect to Proposal 1, the six nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting in person or by proxy, shall be elected to our Board.  Approval of Proposals 2, 4 and 5 requires the votes cast in favor of each such proposal to exceed the votes cast against such proposal.    Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on any of these proposals.  Approval of Proposal 3, the amendment of our certificate of incorporation, requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting in person or by proxy.  Because approval is based on the affirmative vote of a majority of the outstanding shares, the failure to vote, a broker non-vote or abstention will have the same effect as a vote against Proposal 3.

Who pays the costs of this proxy solicitation?

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

What is the deadline for submission of stockholder proposals for the 2011 Annual Meeting?

Proposals that our stockholders may wish to include in our proxy statement and form of proxy for presentation at our 2011 Annual Meeting of Stockholders must be received by or delivered to us at Acorn Energy, Inc. 4 West Rockland Road, Montchanin, Delaware 19710, Attention: Joe B. Cogdell, Jr., Secretary, no later than the close of business on December 10, 2010.

Any stockholder proposal must be in accordance with the rules and regulations of the SEC. In addition, with respect to proposals submitted by a stockholder other than for inclusion in our 2011 proxy statement, our by-laws have established advance notice procedures that stockholders must follow. Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2011 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting.  All nominations for director or other business sought to be transacted that are not timely delivered to the Company, or that fail to comply with the requirements set forth in the Company’s By-laws, will be excluded from the Annual Meeting, as provided in the By-laws.  A copy of the By-laws of the Company is available upon request from the Secretary of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time.  In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.  Any stockholder may also obtain the results from the Secretary of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.

INFORMATION ABOUT COMMUNICATING WITH OUR BOARD OF DIRECTORS

How may I communicate directly with the Board of Directors?

The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL	BY PHONE
The Board of Directors	1-302-656-1707
Acorn Energy, Inc.
Attn: Joe B. Cogdell, Jr., Secretary
4 West Rockland Road
Montchanin, Delaware 19710

You should identify your communication as being from an Acorn Energy stockholder. The Secretary may require reasonable evidence that your communication or other submission is made by an Acorn Energy stockholder before transmitting your communication to the Board.

OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table and the notes thereto set forth information, as of April 14, 2010 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of common stock by (i) each director of the Company, (ii) each executive officer of the Company named below in the Summary Compensation Table and certain other executive officers, (iii) all executive officers and directors as a group, and (iv) each holder of 5% or more of the Company’s outstanding shares of common stock.

Name and Address of Beneficial Owner (1) (2)	Number of Shares of common stock Beneficially Owned (2)		Percentage of common stock Outstanding (2)
John A. Moore	1,220,911	(3)	8.3%
George Morgenstern	328,861	(4)	2.3%
Richard J. Giacco	55,000	(5)	*
Joe Musanti	29,666	(6)	*
Richard Rimer	135,000	(7)	1.0%
Samuel M. Zentman	101,621	(8)	*
Michael Barth	123,934	(9)	1.0%
Joe B. Cogdell, Jr.	39,500	(10)	—
William J. McMahon	10,500	(11)	*
Benny Sela	20,000	(12)	*
Ray Simonson	15,990	(13)	*
All executive officers and directors of the Company as a group (11 people)	2,080,983	(14)	13.5%

* Less than 1%

(1)	Unless otherwise indicated, the address for each of the beneficial owners listed in the table is in care of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.

(2)
Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated.  For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date.  Percentage information is based on the 14,269,148 shares outstanding as of April 14, 2010.

(3)	Consists of 585,911 shares and 635,000 shares underlying currently exercisable options.

(4)	Consists of 51,922 shares, 227,500 shares underlying currently exercisable options, and 49,439 shares owned by Mr. Morgenstern’s wife.

(5)	Consists of 10,000 shares and 45,000 shares underlying currently exercisable options.

(6)	Consists of 3,000 shares and 26,666 shares underlying currently exercisable options.

(7)	Consists of 40,000 shares and 95,000 shares underlying currently exercisable options.

(8)	Consists of 16,621 shares and 85,000 shares underlying currently exercisable options.

(9)
Consists of 11,289 shares, 1,645 shares underlying currently exercisable warrants and 111,000 shares underlying currently exercisable options. Mr. Barth also owns 569 shares of DSIT representing approximately 4.0% of DSIT’s outstanding shares.

(10)
Consists of 2,000 shares and 37,500 shares underlying currently exercisable options. Mr. Cogdell also owns 5,088 shares of CoaLogix and options to purchase 1,267 CoaLogix shares, representing less than 1.0% of CoaLogix’s outstanding shares.

(11)
Consists solely of shares. Mr. McMahon also owns 3,391 shares of CoaLogix and currently exercisable options to purchase 102,034 CoaLogix shares, representing approximately 2.8% of CoaLogix’s outstanding shares.

(12)	Consists solely of shares underlying currently exercisable options. Mr. Sela also owns 925 shares of DSIT representing approximately 6.5% of DSIT’s outstanding shares.

(13)	Consists solely of shares. Mr. Simonson also owns currently exercisable options to purchase 324,000 Coreworx shares, representing less than 1.0% of Coreworx’s outstanding shares.

(14)	Consists of 796,672 shares, 1,645 shares underlying currently exercisable warrants and 1,282,666 shares underlying currently exercisable options.

PROPOSAL 1
ELECTION OF DIRECTORS

 The Board of Directors of the Company is currently comprised of seven seats.  The Board of Directors has nominated its six current directors, John A. Moore, George Morgenstern, Richard J. Giacco, Joe Musanti, Richard Rimer and Samuel M. Zentman for election as directors at the Annual Meeting to serve until the 2011 Annual Meeting and until their successors have been duly elected and qualified.  The nominees were recommended for nomination by a majority of the Company’s independent directors as required by Nasdaq. All nominees have consented to be named as such and to serve if elected.  The Board of Directors did not nominate a candidate to fill the presently vacant seventh Board seat.

With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees.  Stockholders cannot vote for more than the six nominees unless a person is nominated as a candidate to fill the presently vacant seventh Board seat in accordance with Acorn Energy’s By-laws. Stockholders should specify their choices on the accompanying proxy card.  If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all six of the Board’s nominees.  If any nominee becomes unavailable for any reason to serve as a director at the time of the Annual Meeting (which event is not anticipated), proxies will be voted in the discretion of the persons acting pursuant to the proxy for any nominee who shall be designated by the current Board of Directors as a substitute nominee.

Persons nominated in accordance with the notice requirements of the Company’s By-laws are eligible for election as directors of the Company.  All nominations for director that are not timely delivered to the Company or that fail to comply with the requirements set forth in the Company’s By-laws will be excluded from the Annual Meeting, as provided in the By-laws.  A copy of the Company’s By-laws can be obtained from the Secretary of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.  Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the six nominees receiving the greatest number of votes will be elected as directors).

Certain Information Regarding Directors and Officers

Set forth below is certain information concerning the directors and certain officers of the Company:

Name	Age	Position
John A. Moore	44	Director, Chairman of the Board, President and Chief Executive Officer
George Morgenstern	76	Founder, Chairman Emeritus, Chairman of the Board of our DSIT Solutions Ltd. subsidiary (“DSIT”)
Richard J. Giacco	57	Director and member of our Audit Committee
Joe Musanti	52	Director and Chairman of our Audit Committee
Richard Rimer	44	Director
Samuel M. Zentman	65	Director and member of our Audit Committee
William J. McMahon	54	Chief Executive Officer and President of CoaLogix
Benny Sela	62	Chief Executive Officer and President of DSIT
Ray Simonson	61	Chief Executive Officer and President of Coreworx
Michael Barth	49	Chief Financial Officer of the Company and DSIT
Joe B. Cogdell, Jr.	56	Vice President, General Counsel & Secretary of the Company and CoaLogix

George Morgenstern, founder of the Company, has been a director since 1986. Mr. Morgenstern served as Chairman of the Board from June 1993 through March 2009 and has served as Chairman Emeritus since March 2009.  Mr. Morgenstern served as our President and Chief Executive Officer from our incorporation in 1986 until March 2006.  Mr. Morgenstern also serves as Chairman of the Board of DSIT.  Mr. Morgenstern served as a member of the Board of Directors of Comverge, Inc. from October 1997 to March 2006 and as Chairman until April 2003.

Key Attributes, Experience and Skills. Mr. Morgenstern, as founder of the Company, brings a unique perspective to the Board. Mr. Morgenstern has over 50 years of experience in all aspects of the computer software and systems industry and has special knowledge of the business environment in Israel. Mr. Morgenstern is an accomplished businessman experienced in fostering growth of developing companies. Mr. Morgenstern’s deep knowledge of our Company and his leadership and management experience are valuable resources to the Company. Mr. Morgenstern serves as Chairman of the Board of DSIT, and has a strong understanding of DSIT’s business and industry segment.

John A. Moore has been a director and President and Chief Executive Officer of our Company since March 2006. Mr. Moore was elected Chairman of the Board on March 25, 2009. Mr. Moore also served as a director of Comverge from March 2006 through January 2008.  Mr. Moore is the President and founder of Edson Moore Healthcare Ventures, which he founded to acquire $150 million of drug delivery assets from Elan Pharmaceuticals in 2002.  Mr. Moore was Chairman and EVP of ImaRx Therapeutics, a drug and medical therapy development company, from February 2004 to February 2006 and Chairman of Elite Pharmaceuticals from February 2003 to October 2004.  He is currently a member of the Board of Directors of Voltaix, Inc., a leading provider of specialty gases to the solar and semiconductor industries.  He was CEO of Optimer, Inc. (a research based polymer development company) from inception in 1994 until 2002 and Chairman from inception until its sale in February 2008 to Sterling Capital.

Key Attributes, Experience and Skills. Mr. Moore brings his strategic vision for our Company to the Board together with his leadership and business, deal making and investor relations skills. Mr. Moore has an immense knowledge of our Company and the energy technology industry which is beneficial to the Board. Mr. Moore’s service as Chairman and CEO of the Company bridges a critical gap between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function.

Richard J. Giacco was elected to the Board in September 2006.  Mr. Giacco has been President of Empower Materials, Inc., a manufacturer of carbon dioxide based thermoplastics, since January 1999.  Mr. Giacco was the Managing Member of Ajedium Film Group, LLC, a manufacturer of thermoplastic films from its inception until its sale in 2008.  Mr. Giacco served as Associate General Counsel of Safeguard Scientifics, Inc. from 1984 to 1990.

Key Attributes, Experience and Skills. Mr. Giacco brings strong operational and strategic background and valuable business, leadership and management experience to our Company. Mr. Giacco’s experience helping to lead the growth and ultimate sale of a family business provides strategic vision and insights as the Company implements its growth strategies. Mr. Giacco also brings legal experience to the Board, and he serves as a director of our CoaLogix subsidiary.

Joe Musanti was elected to the Board in September 2007.  Since 2006, Mr. Musanti has served as President of Main Tape Inc., a leading manufacturer of surface protection film and paper products, based in Cranbury, New Jersey.  From 2003 to 2006, prior to becoming President, Mr. Musanti served as Vice President Finance of Main Tape.  Prior to that, Mr. Musanti was Vice President Finance of Rheometric Scientific, Inc., a manufacturer of thermal analytical instrumentation products where he held significant domestic and foreign, operational, managerial, financial and accounting positions.

Key Attributes, Experience and Skills. Mr. Musanti’s training and extensive experience in financial management at both public and private companies provide the Board with valuable insights and skills necessary to lead the Audit Committee. Mr. Musanti’s strong operational and business background complement his accounting and finance experience, and are valuable resources to the Board as it exercises its oversight duties and support of the Company’s growth strategies.

Richard Rimer was elected to the Board in September 2006. Mr. Rimer is a principal of Top Quartile Partners, an investment fund.  From 2001 to 2006, Mr. Rimer was a Partner at Index Ventures, a private investment company.  He formerly served on the boards of Direct Medica, a provider of marketing services to pharmaceutical companies, and Addex Pharmaceuticals, a pharmaceutical research and development company.  Prior to joining Index Ventures, Mr. Rimer was the co-founder of MediService, the leading direct service pharmacy in Switzerland and had served as a consultant with McKinsey & Co.

Key Attributes, Experience and Skills. Mr. Rimer brings to the Board broad business experience, and a deep understanding of capital markets. As a successful entrepreneur, Mr. Rimer founded a company in Holland which he successfully sold and went on to found MediService – one of Europe’s leading mail service pharmacies (sold to Galenica GALN-SW). While at Index Ventures, Mr. Rimer led work on multiple deals including sourcing, due diligence, deal structuring and negotiation, monitored growth of portfolio companies, syndicated subsequent financings, supported exit negotiations as well as helped with key recruits.  These experiences enable Mr. Rimer to bring valuable resources to the Company in addition to Mr. Rimer’s leadership, analytical skills and broad familiarity with international and cross-border transactions.

Samuel M. Zentman has been one of our directors since November 2004.  From 1980 until 2006, Dr. Zentman was the president and chief executive officer of a privately-held textile firm, where he also served as vice president of finance and administration from 1978 to 1980.  From 1973 to 1978, Dr. Zentman served in various capacities at American Motors Corporation. He holds a Ph.D. in Complex Analysis. Dr. Zentman serves on the board of Powersafe Technology Corp. as well as the boards of several national charitable organizations devoted to advancing the quality of education.

Key Attributes, Experience and Skills. Dr. Zentman’s long-time experience as a businessman, together with his experience with computer systems and software, enables him to bring valuable insights to the Board. Dr. Zentman also serves as a director of our Coreworx subsidiary where his knowledge of and experience with computer systems and software are valuable assets. Dr. Zentman has a broad, fundamental understanding of the business drivers affecting our Company, in particular our DSIT and Coreworx subsidiaries. Dr. Zentman also brings leadership and oversight experience to the Board.

William J. McMahon has served as Chief Executive Officer and President of CoaLogix since its creation in November 2007.  Mr. McMahon also serves as president of SCR-Tech, LLC, a position he has held since March 2005.  Prior to that, Mr. McMahon served as Group Vice President of the Ultrapure Water division of Ionics, Inc. from 2000 to 2004.  From 1997 to 2000, he held several executive level positions including Chairman, President and Chief Executive Officer of Pantellos; President and Chief Executive Officer of Stone & Webster Sonat Energy Resources; and President of Stone & Webster Energy Services Inc. From 1978 to 1997, Mr. McMahon held positions at DB Riley, Inc. and at The Babcock & Wilcox Company.  Mr. McMahon earned a B.S. degree in Nuclear Engineering from Georgia Institute of Technology and an MBA from Xavier University.

Benny Sela serves as the CEO of DSIT, a position that he has held since July 2007.  Previously, he held the position of Executive Vice President and Head of DSIT’s Real Time Division since 1996.  Mr. Sela joined DSIT in February 1989.  Prior to that, Mr. Sela served in the Israeli Air Force reaching the position of Lt. Colonel (Ret.).  During his service in the Israeli Air Force, Mr. Sela was head of the Electronic Warfare branch, working on both the F-16 and Lavi projects.  He holds a B.Sc. in Electrical Engineering, a Masters Degree in Operations Research from Stanford University, and an MBA.

Ray Simonson serves as CEO of Coreworx, a position that he has held since April 2006. Mr. Simonson has also served as Chief Technology Officer (“CTO”) of Coreworx since September 2004. Previously, he was Senior Vice President and CTO of CheckFree i-Solutions from 2000 to 2004. From 1996 to 2000, as CTO, he co-founded BlueGill Technologies and assembled and led the development of the first XML-based internet billing application. Prior to his experience with Bluegill and CheckFree, Mr. Simonson was in a series of senior roles focused on delivering mission critical IT systems primarily in banking and insurance, with a deep expertise in enterprise content.

Michael Barth has been our Chief Financial Officer and the Chief Financial Officer of DSIT since December 2005.  For the six years prior, he served as Deputy Chief Financial Officer and Controller of DSIT.  Mr. Barth is a Certified Public Accountant in both the U.S. and Israel and has over 20 years of experience in public and private accounting.

Joe B. Cogdell, Jr. joined Acorn and CoaLogix as Vice President, General Counsel and Secretary of each corporation on January 2, 2009.  For the 20 years prior, Mr. Cogdell was a member of the Corporate and Securities Practice Group of the law firm Womble Carlyle Sandridge & Rice, PLLC in the firm’s Charlotte, North Carolina office.  Mr. Cogdell has 31 years experience as a corporate and business lawyer.

CORPORATE GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of such forms or written representations from certain reporting persons, we believe that during 2009 our executive officers and directors complied with the filing requirements of Section 16(a) except that a Form 4 for Dr. Zentman related to an exercise of warrants and a Form 4 by Mr. Sela related to his exercise of employee stock options were not timely filed.

We have implemented measures to assure timely filing of Section 16(a) reports by our executive officers and directors in the future.

Board Composition and Director Independence

Our Board of Directors is composed of one class, with seven Board seats, one of which is vacant, and six directors serving until their reelection or replacement at the 2010 Annual Meeting of Stockholders.  John A. Moore serves as both Chief Executive Officer and Chairman of our Board of Directors.  We do not have a lead independent director. Applying the definition of independence provided under the NASDAQ rules, the Board has determined that with the exception of John A. Moore, all of the members of the Board of Directors are independent.

Board Leadership Structure and Role in Risk Oversight

The Board believes Mr. Moore’s service as Chief Executive Officer and Chairman of the Company is appropriate because it bridges a critical gap between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function.  Further, the Board believes Mr. Moore’s significant ownership of Acorn Energy stock aligns his interests with those of Acorn Energy’s shareholders. In addition, the Board believes that having one person serve as both Chief Executive Officer and Chairman of the Board of Directors demonstrates for our employees, strategic partners, customers and shareholders that Acorn Energy has one clear leader.

Management is responsible for Acorn Energy’s day-to-day risk management, and the Board’s role is to engage in informed oversight. The entire Board performs the risk oversight role. Acorn Energy’s Chief Executive Officer is a member of the Board of Directors, and Acorn Energy’s Chief Financial Officer and its General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and Acorn Energy’s senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. Further, the independent directors generally meet in executive session following regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board of Directors believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to Acorn Energy and its shareholders.

Meetings and Meeting Attendance

During the fiscal year ended December 31, 2009, there were nine meetings of the Board of Directors. Our independent directors generally meet in executive session as part of each regularly scheduled Board meeting.  All incumbent directors attended 75% or more of the Board meetings and meetings of the committees on which they served during the last fiscal year.  Directors are encouraged to attend the annual meeting of stockholders, and all directors other than Mr. Morgenstern attended the 2009 annual meeting of stockholders.

Committees of the Board

Audit Committee; Audit Committee Financial Expert.  Our Board of Directors has established one standing committee, the Audit Committee, which was established and is administered in accordance with SEC rules. The Audit Committee oversees our accounting and financial reporting processes and audits of our financial statements by our independent auditors. The three members of the Audit Committee are Joe Musanti, Richard Rimer and Samuel M. Zentman.  The Board of Directors has determined that each member of the Audit Committee meets the independence criteria prescribed by NASDAQ governing the qualifications for audit committee members and each Audit Committee member meets NASDAQ’s financial knowledge requirements.  Our Board has determined that Joe Musanti qualifies as an “audit committee financial expert,” as defined in the rules and regulations of the SEC.  During 2009, the Audit Committee met five times.

Audit Committee Report.  The Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by the statement of Auditing Standards No. 61 as amended; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the Securities and Exchange Commission on March 22, 2010.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ACORN ENERGY, INC.

Joe Musanti
Richard Rimer
Samuel M. Zentman

Nominating Procedures.  The Company does not have a nominating committee.  We believe that not using a committee of the Board in the director nomination process fosters fuller active participation of all our directors in the process.  Nominations to the Board must either be selected or recommended for the Board’s selection by a majority of the Board’s independent directors.  The Board uses established policies and procedures for director nominations.  The Board identifies potential director candidates from a variety of sources, including recommendations from current directors or management, recommendations of security holders, or any other source that the Board has deemed appropriate.

In considering candidates for the Board of Directors, the Board evaluates the entirety of each candidate’s credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints and backgrounds; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees.

Our stockholders may recommend potential director candidates by contacting the Secretary of the Company to receive a copy of the procedure to recommend a potential director candidate for consideration by the independent directors, who will evaluate recommendations from stockholders in the same manner that they evaluate recommendations from other sources.

Compensation Matters.  The Company does not currently have a compensation committee.  We believe that not using a committee of the Board in setting compensation policies and making compensation decisions fosters fuller active participation of all our directors in the process.  The entire Board of Directors establishes the general compensation policies of the Company, the specific compensation levels for each executive officer, and administers the Company’s equity compensation plans and practices.

As required by Nasdaq, all action with respect to the compensation of our executive officers is approved or recommended for approval by a majority of our independent directors.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our officers and employees. This Code of Ethics is designed to comply with the Nasdaq marketplace rules related to codes of conduct. A copy of this Code of Ethics may be obtained on our website at http://www.acornenergy.com under the “Investor Relations” tab.  We intend to post on our website any amendments to, or waiver from, our Code of Business Conduct and Ethics.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
John A. Moore President and CEO	2009	350,000	160,000	103,652	(1)	12,000	(2)	632,417
	2008	325,000	—	692,645	(3)	12,000	(2)	1,029,645
William J. McMahon CEO and President of CoaLogix and SCR-Tech	2009	250,000	136,880	175,574	(4)	13,200	(5)	575,654
	2008	223,596	171,160	400,022	(6)	11,550	(5)	806,328
Joe B. Cogdell, Jr. Vice President, General Counsel and Secretary (7)	2009	300,000	90,380	265,357	(8)	15,941	(5)	671,678

(1)
Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 75,000 stock options granted on February 20, 2009 with an exercise price of $2.51.The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 1.8%; (ii) an expected term of 4.5 years; (iii) an assumed volatility of 68%; and (iv) no dividends.

(2)	Consists of automobile expense allowance.

(3)
Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 200,000 stock options granted on March 4, 2008 with an exercise price of $5.11 per share. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 2.5%; (ii) an expected term of 6.1 years; (iii) an assumed volatility of 76%; and (iv) no dividends.

(4)
Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 40,513 CoaLogix stock options granted on April 8, 2009 with an exercise price of $7.20. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 1.8%; (ii) an expected term of 6.1 years; (iii) an assumed volatility of 65%; and (iv) no dividends.

(5)	Represents 401k contributions.

(6)
Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 147,050 stock options granted on April 9, 2008 with an exercise price of $5.05. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 2.6%; (ii) an expected term of 5.9 years; (iii) an assumed volatility of 56%; and (iv) no dividends.

(7)	Appointed Vice President, General Counsel and Secretary of both the Company and CoaLogix commencing January 2, 2009.

(8)
Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 120,000 Acorn stock options granted on January 5, 2009 with an exercise price of $1.61 ($243,389) and 5,069 CoaLogix stock options granted on April 8, 2009 with an exercise price of $7.20 ($21,968). The fair value of the Acorn stock options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 2.5%; (ii) an expected term of 9.0 years; (iii) an assumed volatility of 73%; and (iv) no dividends. The fair value of the CoaLogix stock options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 2.6%; (ii) an expected term of 5.9 years; (iii) an assumed volatility of 56%; and (iv) no dividends.

Employment Arrangements

The employment arrangements of each named executive officer are described below.

John A. Moore became our President and Chief Executive Officer in March 2006.  In March 2008, we entered into a three-year Employment Agreement with Mr. Moore. Under the terms of the Employment Agreement, Mr. Moore’s initial base salary is $325,000 per annum, retroactive to January 1, 2008, increasing to $350,000 per annum on the first anniversary of the Employment Agreement and increasing to $375,000 per annum on the second anniversary. Mr. Moore is eligible to receive an annual cash bonus of up to $200,000, based upon the attainment of agreed upon personal and Company performance goals and milestones for the preceding fiscal year, as determined by the Board. Under the Employment Agreement, Mr. Moore is also entitled to (i) the employee benefits generally made available to the Company’s executive officers, (ii) short-term and long-term disability insurance for the benefit of Mr. Moore, and (iii) a monthly automobile expense allowance of $1,000.  Under the Employment Agreement, Mr. Moore was also granted non-qualified stock options to purchase 200,000 shares of common stock at an exercise price of $5.11 per share. The options vest in equal quarterly installments over a four-year period, commencing 90 days from the date of grant and expire in March 2018. In February 2009, in lieu of a bonus for 2008, Mr. Moore was awarded 75,000 stock options exercisable until February 20, 2014 at an exercise price of $2.51 per share, exercisable immediately as to one-fourth of the options, with the remainder to vest in equal installments on June 30, September 30 and December 31, 2009. Mr. Moore's bonus for 2009 was $160,000.

William J. McMahon has served as Chief Executive Officer and President of CoaLogix since the Company’s acquisition of SCR-Tech and its related companies on November 7, 2007.  Mr. McMahon’s employment terms are based on an employment agreement signed effective January 1, 2007 between Mr. McMahon and SCR-Tech’s former parent company.  The employment agreement was subsequently assumed and modified on November 7, 2007 in conjunction with the Company’s acquisition of SCR-Tech.  The agreement has no fixed term and the employment is on an “at-will” basis. Mr. McMahon’s employment agreement calls for base salary of $215,000 per year with cost of living increases (a base salary of $250,000 in 2009 which was increased to $280,000 for 2010).  In April 2009 and April 2008, Mr. McMahon also received options under the CoaLogix Inc. 2008 Stock Option Plan and a 40% participation in the CoaLogix Capital Appreciation Rights Plan. Under the Capital Appreciation Rights Plan, plan participants are entitled to participate in an award pool based upon the sales proceeds (less sales expenses) attributable to a sale or other change of control of CoaLogix which exceeds an internal rate of return of 30% on the Company’s initial investment in CoaLogix of $11,038,200 and any additional capital contributed by Acorn to CoaLogix. If such internal rate of return threshold is met, the award pool under the Capital Appreciation Rights Plan would be equal to 5% of the sales proceeds less sales expenses, the CoaLogix stockholders’ initial investment and any additional capital contributed by the stockholders to CoaLogix.  Mr. McMahon is eligible to receive an annual bonus with a target payment equal to 50% of his base salary based upon criteria developed by the board of directors of CoaLogix. The actual bonus payout may be more or less than the target level base upon achievement of annual goals approved by its board of directors.  Mr. McMahon’s bonus for 2009 was $136,880.

Joe B. Cogdell, Jr. became Vice President, General Counsel and Secretary of each of the Company and CoaLogix commencing January 2, 2009.  Mr. Cogdell’s initial base salary is $300,000 per annum, and his base salary was increased to $312,000 for 2010.  He is eligible to receive an annual bonus of up to 30% of his base salary, based upon the attainment of performance goals.  Mr. Cogdell's bonus for 2009 was $90,380. The agreement has no fixed term, and the employment is on an “at-will” basis.

Under the employment agreement, in January 2009 Mr. Cogdell was awarded 120,000 options to purchase Acorn common stock at an exercise price of $1.61 per share, vesting as to 30,000 on the first anniversary of the date of grant and as to the remainder in equal quarterly installments over a three year period following the first anniversary of the date of grant, exercisable through January 5, 2019.  Under the employment agreement, Mr. Cogdell will also have the right to participate in any future financing of CoaLogix at the same level and priority as Acorn so long as he is employed.  Mr. Cogdell also received options under the CoaLogix Inc. 2008 Stock Option Plan and a participation in the CoaLogix Capital Appreciation Rights Plan. Mr. Cogdell is also entitled to the employee benefits generally made available to other senior executives, officer’s liability and legal malpractice insurance, as well as bar and legal association dues and continuing legal education programs.  Under the employment agreement, Mr. Cogdell is subject to non-solicitation and non-compete covenants, which continue for 18 months after termination of his employment.

Acorn and CoaLogix have entered into an agreement regarding certain aspects of their joint employment of Mr. Cogdell including allocation of the costs of employment, bonus determinations, termination and severance issues and indemnities. Mr. Cogdell’s compensation is currently apportioned 50/50 between Acorn and CoaLogix, subject to periodic review.

Outstanding Equity Awards at 2009 Fiscal Year End

The following tables set forth all outstanding equity awards made to each of the named executive officers that are outstanding at December 31, 2009.

OPTIONS TO PURCHASE ACORN ENERGY, INC. STOCK
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
John A. Moore	400,000	—		2.60	March 31, 2011
	60,000	—		4.53	March 31, 2011
	87,500	112,500	(1)	5.11	March 4, 2018
	75,000	—		2.51	February 20, 2014

William J. McMahon	—	—		—	—

Joe B. Cogdell, Jr.	—	120,000	(2)	1.61	January 5, 2019

(1)	These options vest 12,500 options quarterly from March 4, 2010 through March 4, 2012.
(2)	These options vest 10,128 on April 8, 2010 and 2,532 options quarterly thereafter from July 8, 2010 through April 8, 2013.
(3)	These options vest 1,267 on April 8, 2010 and 317 options quarterly thereafter from July 8, 2010 through April 8, 2013.

OPTIONS TO PURCHASE COALOGIX INC. STOCK
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
John A. Moore	—	—		—	—

William J. McMahon	73,525	73,525	(1)	5.05	April 18, 2018
	-	40,513	(2)	7.20	April 7, 2019

Joe B. Cogdell, Jr.	—	5,069	(3)	7.20	April 7, 2019

(1)	These options vest 9,191 options quarterly from February 7, 2010 through November 7, 2011.
(2)	These options vest 10,128 on April 8, 2010 and 2,532 options quarterly thereafter from July 8, 2010 through April 8, 2013.
(3)	These options vest 1,267 on April 8, 2010 and 317 options quarterly thereafter from July 8, 2010 through April 8, 2013.

Estimated Payments and Benefits Upon Termination or Change in Control

The amount of compensation and benefits payable to each named executive officer in various termination situations is described in the tables below.

John A. Moore

Under the terms of the employment agreement with Mr. Moore, our President and Chief Executive Officer, upon termination by the Company for cause (as defined in the agreement) and upon termination by Mr. Moore without good reason (as defined in the agreement), all compensation due to Mr. Moore under his agreement would cease, except that Mr. Moore would receive all accrued but unpaid base salary up to the date of termination, and reimbursement of all previously unreimbursed expenses.  All vested and unexercised options granted by the Company as of the date of termination would be exercisable in accordance with the terms of the applicable stock option plan and agreements, provided that Mr. Moore would have only three months to exercise such previously vested options.  All options that had not vested as of the date of termination would expire.

In the event that within three months prior to or one year following a change of control (as defined in the agreement), either (i) the Company terminates the employment of Mr. Moore, other than for cause, or (ii) Mr. Moore terminates for good reason, Mr. Moore would receive the following (except to the extent that any payment would constitute an “excess parachute payment” under the Internal Revenue  Code): (i) an amount equal to (A) 24 months of then-current base salary and (B) two times his most recent annual bonus; (ii) reimbursement of all previously unreimbursed expenses; (iii) the full vesting of any and all stock options granted to Mr. Moore by the Company prior to such termination, and extended exercisability thereof until their respective expiration dates; and (iv) the continuation of all medical and dental benefits at the Company’s sole expense for a period of one year after termination.

In the event that (i) the Company terminates the employment of Mr. Moore (including a non-renewal of his agreement at the end of the three-year term provided therein, but not including non-renewal following any subsequent renewal of the term), other than upon a change of control, death, disability or for cause, or (ii) Mr. Moore terminates for good reason, other than in connection with a change of control, Mr. Moore shall receive the following (except to the extent that any payment would constitute an “excess parachute payment” under the Internal Revenue Code): (i) an amount equal to (A) 12 months of then-current base salary and (B) his most recent annual bonus; (ii) reimbursement of all previously unreimbursed expenses; (iii) accelerated vesting of all unvested options that otherwise would have vested within 24 months of the date of termination, with such accelerated options and all other vested and unexercised options granted by the Company as of the date of termination to be exercisable for a period of one year from the date of termination of employment in accordance with the terms of the applicable stock option plan and agreements; and (iv) the continuation of all medical and dental benefits at the Company’s sole expense for a period of one year after termination.

In the event of any change of control, all stock options granted to Mr. Moore prior to such change of control vest and remain exercisable until their respective expiration dates.

The term of Mr. Moore’s agreement would end immediately upon his death, or upon termination by the Company for cause or disability (as defined in the agreement) or by Mr. Moore for good reason.  Upon termination due to Mr. Moore’s death, all compensation due Mr. Moore under his agreement would cease.

The following table describes the potential payments and benefits upon termination of employment for Mr. Moore, as if his employment terminated as of December 31, 2009, the last day of our last fiscal year.

	Circumstances of Termination
Payments and benefits	Voluntary resignation		Termination not for cause		Change of control		Death or disability
Compensation:
Base salary	—	(1)	$350,000	(2)	$700,000	(5)	—
Bonus	—		—	(3)	—	(3)	—
Benefits and perquisites:
Perquisites and other personal benefits	—		6,972	(4)	6,972	(4)	—
Total	—		$356,972		$706,972		—

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.
(2)	The $350,000 represents 12 months of Mr. Moore’s base salary.
(3)	No amounts are included for target bonus as there was no bonus for 2009.
(4)	The $6,972 represents 12 months of health insurance payments.
(5)	The $700,000 represents 24 months of Mr. Moore’s base salary.

William J. McMahon

Under the terms of the employment agreement with Mr. McMahon, the President and Chief Executive Officer of our CoaLogix subsidiary, as modified by the Modification Agreement signed with Mr. McMahon upon acquisition of SCR-Tech by the Company, in the event of his involuntarily termination (as defined in the agreement) other than for cause (as defined in the agreement), Mr. McMahon would be entitled to receive a lump sum cash payment in an amount equal to two hundred percent (200%) of his annual compensation (as defined in the agreement).  He would also receive 100% company-paid health, dental and life insurance coverage at the same level of coverage as was provided to him and his dependents immediately prior to the termination for up to a maximum of two years from the date of his termination.

If Mr. McMahon’s employment terminates by reason of his voluntary resignation (and is not an involuntary termination), or if he is terminated for cause, then he would not be entitled to receive severance or other benefits under his employment agreement.

If the Company terminates Mr. McMahon’s employment as a result of his disability (as defined in the agreement), or his employment is terminated due to his death, then he would not be entitled to receive severance or other benefits under his employment agreement.

The following table describes the potential payments and benefits upon termination of employment for Mr. McMahon, as if his employment terminated as of December 31, 2009, the last day of our last fiscal year.

	Circumstances of Termination
Payments and benefits	Voluntary resignation		Termination not for cause		Change of control		Death or disability
Compensation:
Base salary	—	(1)	$500,000	(2)	$500,000	(2)	—
Bonus	—		250,000	(3)	250,000	(3)	—
Benefits and perquisites:
Perquisites and other personal benefits	—		10,416	(4)	23,112	(5)	—
Total	—		$760,416		$773,112		—

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.
(2)	The $500,000 represents 200% of Mr. McMahon’s base salary
(3)	Represents 200% of Mr. McMahon’s target bonus.
(4)	Represents 12 months of subsidized health and dental insurance payments
(5)	Represents 24 months of health, dental and life insurance payments.

Joe B. Cogdell, Jr.

Under the terms of the employment agreement with Mr. Cogdell, Vice President, General Counsel and Secretary of each of the Company and CoaLogix, if he were to be terminated as a result of an involuntary termination without cause (each as defined in the agreement), Mr. Cogdell would be entitled to receive, as severance, (i) an amount in cash equal to twice his annual compensation (determined by reference to base salary and bonus) (the “Cash Severance Amount”) payable over 24 months and (ii) for up to 18 months post-termination, CoaLogix-subsidized COBRA premiums for continuing participation by Mr. Cogdell and his eligible dependents in the  group health plans of CoaLogix such that Mr. Cogdell is required to pay no more than an active employee.  If, however, any such termination were to occur in connection with a change of control (as defined in the agreement), the cash severance amount would be payable in one lump sum and the employee benefits obligation would be increased such that CoaLogix would be fully responsible for the cost thereof and the benefits would be broadened to include health, dental and life insurance coverage to the extent Mr. Cogdell and his eligible dependents participated in the same prior to the change of control.  Mr. Cogdell would not be entitled to severance under the employment agreement in the event that his employment is terminated for cause or due to voluntary resignation, death or disability (as defined in the agreement).

	Circumstances of Termination
Payments and benefits	Voluntary resignation		Termination not for cause		Change of control		Death or disability
Compensation:
Base salary	—	(1)	$600,000	(2)	$600,000	(2)	—
Bonus	—		$180,000	(3)	$180,000	(3)	—
Benefits and perquisites:
Perquisites and other personal benefits	—		21,366	(4)	26,874	(5)	—
Total	—		$801,366		$806,874		—

(1)	Assumes that there is no earned but unpaid base salary at the time of termination.

(2)	Represents 200% of Mr. Cogdell’s annual compensation.

(3)	Represents 200% of Mr. Cogdell’s targeted bonus.

(4)	Represents 18 months of subsidized health and dental insurance payments.

(5)	Represents 18 months of health, dental and life insurance payments.

Compensation of Directors

In October 2007, we agreed that each of our non-employee directors would be paid an annual cash retainer of $40,000 payable quarterly in advance, as well as meeting fees for Board and Committee meetings of $1,000 per meeting. In 2009, we agreed that certain directors would receive an additional annual cash retainer; $12,000 for the lead director for CoaLogix matters, $12,000 for the lead director for Coreworx matters and $10,000 for the Chairman of the Audit Committee. As an employee, Mr. Moore is not entitled to separate compensation in his capacity as a director.

Our 2006 Stock Option Plan for Non-Employee Directors, which was adopted in February 2007 and amended and restated in November 2008, provides for formula grants to non-employee directors equal to an option to purchase (i) 25,000 shares of our common stock upon a member’s initial appointment or election to the Board of Directors and (ii) 10,000 shares of our common stock to each director, other than newly appointed or elected directors, immediately following each annual meeting of stockholders.  The initial grant to purchase 25,000 shares of our common stock vests one-third per year for each of the three years following the date of appointment or election and the annual grant to purchase 10,000 shares vests one year from the date of grant.  Both options shall be granted at an exercise price equal to the closing price on NASDAQ on the day preceding the date of grant and shall be exercisable until the earlier of (a) seven years from the date of grant or (b) 18 months from the date that the director ceases to be a director, officer, employee, or consultant.  The plan also provides for non-formula grants at the Board’s discretion.  The maximum number of shares of our common stock to be issued under the plan is 400,000.  As of the date hereof, options to purchase 173,333 shares are outstanding under the Plan.  The Plan is administered by the Board of Directors.

Mr. Morgenstern, our Chairman Emeritus, has been retained as a consultant by our Company since March 2006 primarily to provide oversight of our Israeli activities.  Mr. Morgenstern’s consulting agreement, as amended to date, expires on March 31, 2011, provides for the payment of an annual consulting fee of $1.00 and a non-accountable expense allowance of $75,000 per year plus a payment of a bonus of $25,000 under certain circumstances.

The following table sets forth information concerning the compensation earned for service on our Board of Directors during the fiscal year ended December 31, 2009 by each individual (other than Mr. Moore who is not separately compensated for Board service) who served as a director at any time during the fiscal year.

DIRECTOR COMPENSATION IN 2009

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (1)	All Other Compensation ($)		Total ($)
Scott Ungerer(2)	11,000		—	—		11,000
Joe Musanti	53,000	(3)	31,198	—		84,198
George Morgenstern	44,000		31,198	75,000	(4)	150,198
Samuel M. Zentman	44,000		31,198	12,000	(5)	87,198
Richard J. Giacco	44,000		31,198	12,000	(6)	87,198
Richard Rimer	44,000		31,198	—		75,198

(1)
On August 4, 2009, all directors were granted 10,000 options to acquire stock in the Company. The options have an exercise price of $4.75 and expire on August 4, 2016. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 3.4%; (ii) an expected term of 6.3 years; (iii) an assumed volatility of 70%; and (iv) no dividends.  All options awarded to directors in 2009 remained outstanding at fiscal year-end. As of December 31, 2009, the number of stock options held by each of the above persons was: Scott Ungerer, 8,333; Joe Musanti, 45,000; George Morgenstern, 237,500; Samuel Zentman, 95,000; Richard Giacco, 55,000; and Richard Rimer, 105,000.

(2)	Mr. Ungerer resigned from his position as director on March 11, 2009.

(3)	Includes $10,000 Mr. Musanti received for services rendered as the Chairman of the Audit Committee.

(4)	Mr. Morgenstern received a non-accountable expense allowance of $75,000 to cover travel and other expenses pursuant to a consulting agreement.

(5)	Mr. Zentman received $12,000 for services rendered with respect to his overseeing the Company’s investment in Coreworx Inc.

(6)	Mr. Giacco received $12,000 for services rendered with respect to his overseeing the Company’s investment in CoaLogix Inc.

Transactions With Related Persons

We paid approximately $275,000 and $780,000 in the years ended December 31, 2009 and 2008, respectively, for legal services rendered and reimbursement of out-of-pocket expenses to Eilenberg & Krause LLP, a law firm in which Sheldon Krause, our former Secretary and former General Counsel, is a member.  Such fees related to services rendered by Mr. Krause and other members and employees of his firm.  Mr. Krause is the son-in-law of George Morgenstern, a director and our Chairman Emeritus, who up until March 2006, also served as our President and Chief Executive Officer. Mr. Krause continues to provide legal services to us in 2010.

In February 2008, EnerTech Capital Partners III LP (“EnerTech”) entered an agreement with the Company’s wholly-owned CoaLogix Inc. subsidiary and the Company pursuant to which EnerTech purchased from CoaLogix a 15% interest in CoaLogix for $1.95 million. The Company owned 85% of CoaLogix following the transaction. During the second quarter of 2008, EnerTech invested an additional $275,000 in CoaLogix as its 15% share of an aggregate $1,850,000 additional investment made by the Company and EnerTech in CoaLogix.

The Company, CoaLogix, EnerTech and the senior management of CoaLogix are parties to a Stockholders’ Agreement dated as of February 29, 2008. Under the Stockholders’ Agreement, EnerTech is entitled to designate a member of the Board of Directors of CoaLogix. In addition, the Stockholders’ Agreement provides the parties with rights of first refusal and co-sale in connection with proposed transfers of their CoaLogix stock.

Scott Ungerer, a managing member of the general partner of Enertech was a director of the Company at the time of the transaction. Mr. Ungerer resigned as director of the Company in March 2009.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Friedman LLP as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2010. Friedman LLP representatives are expected to attend the 2010 Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.  Friedman LLP is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB.

The Board is asking our stockholders to ratify the selection of Friedman LLP as our independent registered public accounting firm. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Friedman LLP for ratification by stockholders as a matter of good corporate practice.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Our consolidated financial statements for the year ended December 31, 2009 were audited by Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited.  No representative of Kesselman & Kesselman is expected to attend the 2010 Annual Meeting.

On April 6, 2010, we dismissed Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm. The Audit Committee of our Board of Directors approved the dismissal.  Kesselman & Kesselman’s reports on our financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  During the years ended December 31, 2009 and 2008 and through April 6, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Kesselman & Kesselman’s satisfaction would have caused Kesselman & Kesselman to make reference thereto in connection with Kesselman & Kesselman’s report on our financial statements for such fiscal years.  During the years ended December 31, 2009 and 2008 and through April 6, 2010, we had no reportable events as set forth in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.  We provided Kesselman & Kesselman with a copy of the foregoing disclosure and Kesselman & Kesselman has furnished a letter to the Securities and Exchange Commission stating that it agrees with the statements set forth in this paragraph.

Accounting Fees

Aggregate fees billed by our principal accountant during the last two fiscal years are as follows:

	2008	2009
Audit Fees	$302,000	$290,000
Audit- Related Fees	29,000	29,000
Tax Fees	—	—
Other Fees	—	8,000
Total	$331,000	$327,000

Audit Fees were for professional services rendered for the audits of the consolidated financial statements of the Company, statutory and subsidiary audits, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent accountants.

Audit-Related Fees were for the analysis of the opening balance sheet of Coreworx.

Other Fees were for services related to reviewing registration statements, filings related to pro-forma statements and due diligence procedures.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and non-audit services that are to be performed and fees to be charged by our independent auditor to assure that the provision of these services does not impair the independence of the auditor.  The Audit Committee pre-approved all audit and non-audit services rendered by our independent auditor in 2009 and 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL 3

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 20,000,000 TO 30,000,000

The Board declared it desirable, has adopted and approved for submission to the stockholders for approval of an amendment to the Company’s amended Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 20,000,000 to 30,000,000.

As of April 14, 2010, the Company had 14,269,148 shares of common stock outstanding and an additional 1,275,081 shares were held in the treasury. Of the 4,455,771 authorized and unissued shares on that date, 2,066,832 shares were reserved for issuance under the Company’s stock option plans, under options granted or which may be granted under the Company’s stock option plans and non-plan option agreements for employees, directors and consultants.  In addition, 1,356,197 shares are expected to be issued in the second quarter of 2010 under previously announced acquisition transactions and 233,306 were reserved for issuance pursuant to the Company’s outstanding warrants issued in a private placement in 2007.  Therefore, as of April 14, 2010, of the 20,000,000 authorized shares of common stock, an aggregate of 19,200,564 shares were issued or reserved for issuance for various purposes. Accordingly, as of such date only 799,436 shares of common stock were available for issuance for other corporate purposes.

The Board believes that the availability of additional authorized but unissued shares of common stock will enable us to promptly and appropriately respond to future business opportunities that may require the issuance of common stock, without the delay and expense associated with convening a special stockholders’ meeting. These opportunities may include, but are not limited to, acquisition transactions, capital raising transactions, equity compensation plans and other general corporate purposes.

If stockholder approval of the amendment is received, the number of authorized but unissued shares of common stock not reserved for a particular purpose will be 10,799,436. Of this amount, if the stockholders approve the amendment of the Amended and Restated 2006 Stock Incentive Plan as set forth in Proposal 4 of this proxy statement, an additional 1,000,0000 shares of the authorized but unissued shares of common stock will be reserved for issuance under such Plan.  Except as described above, our management currently has no definitive plans for the issuance of the remaining additional authorized shares. However, our Board is seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking stockholder approval for additional authorized shares of common stock at any such time could deprive us and our stockholders of the ability to effectively benefit from potential opportunities. The availability of such additional shares will enable us to act promptly when the Board determines that the issuance of additional shares of common stock is advisable.

If our stockholders approve the amendment, our Board may cause the issuance of additional shares of common stock without further vote of our stockholders, except as may be required in particular cases by our organizational documents, applicable laws or regulations, or the rules of NASDAQ.  The additional shares of common stock authorized in the amendment will be identical to the shares of common stock now authorized and outstanding. The increase in authorized shares will not affect the terms or the rights of holders of existing shares of common stock nor will existing stockholders have any preemptive rights to acquire any of those shares when issued. In addition, if our Board causes us to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the equity, earnings and voting interests of existing stockholders. The increase in the number of authorized shares of common stock also could discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect, although this is not the intent of our Board in proposing the amendment.  The amendment is not being proposed in response to any known threat to acquire control of the Company.

If stockholders do not approve the amendment, we will have a relatively small number of authorized but unissued shares that are not already reserved for issuance for other purposes, and our flexibility to pursue potential future transactions involving our common stock will be limited.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THECERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 30,000,000

PROPOSAL 4

AMENDMENT OF THE AMENDED AND RESTATED 2006 STOCK INCENTIVE
PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES

The Board of Directors has adopted and directed the submission to the stockholders at the Annual Meeting of an amendment to our Amended and Restated 2006 Stock Incentive Plan (the “2006 Incentive Plan”) to increase the number of shares of common stock available for awards under the 2006 Incentive Plan from 665,000 to 1,665,000.  The amendment would also increase the number of shares of common stock available for grants of incentive stock options under the Plan from 200,000 to 1,000,000.

The 2006 Incentive Plan was adopted by our Board of Directors on February 8, 2007 and became effective at that time.  The Board of Directors and stockholders approved an amendment and restatement of the 2006 Incentive Plan effective November 3, 2008. Unless sooner terminated, the Plan will remain in effect until February 8, 2017.

As of April 14, 2010, there were 665,000 shares of common stock authorized for issuance under the 2006 Incentive Plan, including 200,000 authorized for issuance as incentive stock options, of which 657,000 were covered by outstanding granted stock option awards; there are therefore currently only 8,000 shares available for issuance pursuant to future awards under the 2006 Incentive Plan.

We believe that an ownership culture fostered through the use of stock and stock-based awards encourages a focus on long-term performance by our executive officers and employees. The 2006 Stock Incentive Plan was established to provide our executive officers and our other employees and other service providers with equity incentives that help to align their interests with those of our stockholders. The 2006 Incentive Plan plays a critical role in the Company’s efforts to attract and retain employees of outstanding ability. If the amendment is not adopted, the Company will not be able to make new awards under the 2006 Incentive Plan. The Board believes that adding 1,000,000 shares to the 2006 Incentive Plan to allow us to continue making awards under the 2006 Incentive Plan is in the best interests of the Company.

2006 Incentive Plan Benefits

Because benefits under the 2006 Incentive Plan will primarily depend on the Committee’s actions and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by any person or group of persons if the amendment to the 2006 Incentive Plan is approved by the stockholders.  On April 14, 2010, the closing price of our common stock was $6.45.

Summary of the 2006 Incentive Plan

The following contains a summary of the material terms of the 2006 Incentive Plan.  The summary is not a complete description of the terms of the Plan and is qualified in its entirety by reference to the actual 2006 Incentive Plan. A copy of the 2006 Incentive Plan, as proposed to be amended by this Proposal 4 is attached as an exhibit to the electronic version of the proxy statement filed with the SEC, which may be accessed and viewed from the SEC’s website (www.sec.gov). A copy of the 2006 Incentive Plan may also be obtained upon written request from the Secretary of the Company.

Plan and Participant Share Limits

The maximum number of shares of common stock currently issuable under the 2006 Incentive Plan is 665,000, 657,000 of which have been awarded as stock option grants.  We are proposing to increase that maximum by 1,000,000 to 1,665,000.  Shares covered by an award are counted against the authorization only to the extent they are actually issued.  Thus, shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without issuance of shares, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall again be available for grant.

The 2006 Incentive Plan also imposes annual per-participant award limits.  The maximum number of shares for which options may be granted to any person in any calendar year is 200,000.  The maximum number of shares subject to share appreciation rights (“SARs”) granted to any person in any calendar year is 200,000.  The maximum aggregate grant to any person in any calendar year of restricted shares or restricted share units is 200,000 shares.  The maximum aggregate grant to any person in any calendar year of performance units or performance shares is 200,000 shares, or the value of 200,000 shares determined as of the earlier of the date of vesting or payout.  The maximum aggregate grant to any person in any calendar year of cash-based awards may not exceed $500,000.  The maximum aggregate grant to any person in any calendar year of other share-based awards is 200,000 shares.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee (as defined in the paragraph below) to reflect share dividends, share splits, reverse share splits, and other corporate events or transactions, including without limitation distributions of shares or property other than normal cash dividends.  The Committee may also make adjustments to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

Administration

A committee designated by the Board shall administer the 2006 Incentive Plan, if such committee has been designated.  If established, the committee shall consist of members appointed from time to time by, and serving at the discretion of, the Board and, unless otherwise determined by the Board, the committee shall consist of no fewer than two directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934, as amended, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) an “independent director” for the purposes of the rules and regulations of the NASDAQ Stock Market.  In the absence of a designated committee, the Board shall serve the committee function, and all references to the committee shall refer to the Board acting in such capacity (the “Committee”).  The Committee will have the discretionary power to interpret the terms and intent of the 2006 Incentive Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines.  Determinations of the Committee will be final and binding.  The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors.  The Committee may also delegate to one or more Company officers the power to designate other employees and third party service providers to be recipients of awards.

Eligibility

Employees, non-employee directors, and third party service providers of the Company and its subsidiaries and/or affiliates who are selected by the Committee are eligible to participate in the 2006 Incentive Plan.

Options

The Committee may grant both incentive options (“ISOs”) and nonqualified options (“NQSOs”) under the 2006 Incentive Plan.  Currently ISOs may be granted for up to an aggregate of 200,000 shares under the Plan, all of which have been granted. Under the proposed amendment the aggregate number of ISO’s that could be granted would be increased by 800,000 to an aggregate of 1,000,000 shares. Eligibility for ISOs is limited to employees of the Company and its subsidiaries.  The exercise price for options cannot be less than the fair market value of the shares underlying such options on the date of grant (provided that the exercise price cannot be less than 110% of the fair market value of the shares on the date of grant with respect to ISOs granted to a 10% shareholder).  The latest expiration date cannot be later then the tenth (10th) anniversary of the date of grant (for an ISO, the fifth anniversary of the date of grant if the recipient is a 10% shareholder).  Fair market value under the 2006 Incentive Plan shall be determined by reference to the market price for the common stock on the date of the grant or on the immediately preceding trading date, as determined by the Committee.  The exercise price may be paid with cash or its equivalent, with previously acquired shares (in certain circumstances, that have been held at least six months), or by other means approved by the Committee, including by means of broker-assisted cashless exercise and net exercise.

Share Appreciation Rights

The Committee may grant SARs under the 2006 Incentive Plan either alone or in tandem with options.  The grant price of an SAR cannot be less than the fair market value of the shares at the time of grant.  The grant price of an SAR granted in tandem with an option will be the same as the option price of the option. SARs cannot be exercised later than the tenth anniversary of the date of grant.  SARs granted in tandem with ISOs are subject to special restrictions.  Notwithstanding the foregoing, SARs may be granted only if the Company’s shares are traded on an established securities market at the date of grant.

Freestanding SARs may be exercised on such terms as the Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option.  Upon exercise of an SAR, the holder will receive from the Company shares equal in value to the difference between the fair market value of the shares subject to the SAR, determined as described above, and the grant price.

Restricted Shares and Restricted Share Units

The Committee may award restricted shares and restricted share units.  Restricted share awards consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied.  Restricted share unit awards result in the transfer of shares to the participant only after specified conditions are satisfied.  A holder of restricted shares is generally treated as a current shareholder (subject to the restrictions), whereas the holder of a restricted share unit award is treated as a shareholder with respect to the award only when the shares are delivered in the future.  The Committee will determine the restrictions and conditions applicable to each award of restricted shares or restricted share units.

Performance Unit and Performance Share Awards

Performance unit and performance share awards may be granted under the 2006 Incentive Plan.  Performance unit awards will have an initial value that is determined by the Committee.  Performance shares will have an initial value that is based on the fair market value of the shares on the date of grant.  Such awards will be earned only if performance goals over performance periods established by or under the direction of the Committee are met.  The performance goals may vary from participant to participant, group to group, and period to period.  The performance goals for performance unit and performance share awards that are intended to constitute “qualified performance-based compensation” will be based upon one or more of the following:  (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); (vii) earnings before or after taxes, interest, depreciation, and/or amortization;(viii) gross or operating margins; (ix) productivity ratios; and (x) share price (including, but not limited to, growth measures and total shareholder return).

The Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward.  However, the Committee has the discretion to adjust these awards downward. In addition, the Committee has the discretion to make awards that do not qualify as performance-based compensation.  Awards may be paid in the form of cash, shares, or in any combination, as determined by the Committee.

Cash-Based Awards

The Committee may grant cash-based awards under the 2006 Incentive Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Committee may determine that are not inconsistent with the terms of the 2006 Incentive Plan.  Although based on a specified dollar amount, cash-based awards may be paid, in the Committee’s discretion, either in cash or by the delivery of shares.

Other Share-Based Awards

The Committee may grant equity-based or equity-related awards, referred to as “other share-based awards,” other than options, SARs, restricted shares, restricted share units, or performance shares. The terms and conditions of each other share-based award shall be determined by the Committee.  Payment under any other share-based awards will be made in shares or cash, as determined by the Committee.

Dividend Equivalents

The Committee may provide for the payment of dividend equivalents with respect to any shares subject to an award that have not actually been issued under the award.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder’s employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Additional Provisions

Neither ISOs nor, except as the Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution.  During a recipient’s lifetime, an ISO and, except as the Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

Treatment of Awards upon a Change of Control and Related Transactions

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant providing for different terms or provisions with respect to such awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), provided, that such written agreement may not increase the maximum amount of such awards.

Amendment of Awards or 2006 Incentive Plan

The Committee may at any time alter, amend, modify, suspend, or terminate the 2006 Incentive Plan or any outstanding award in whole or in part, except that no amendment of the 2006 Incentive Plan will be made without shareholder approval if shareholder approval is required by applicable law, regulation or stock exchange rule.  No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant’s consent, unless specifically provided for in the 2006 Incentive Plan.  The Committee shall have the authority to modify any outstanding option award or SAR to reduce the exercise or grant price thereof.

Adjustment of Awards

In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination of shares, exchange of shares (other than pursuant to a conversion of convertible securities), dividend in kind, or other like change in our capital structure or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the Committee shall, proportionately and accordingly, in its sole discretion, substitute and/or adjust the number and/or kind of shares, as applicable, for which grants of options and other awards may be made under the 2006 Incentive Plan.  In addition, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards shall be adjusted proportionately and accordingly by the Committee so as to prevent dilution or enlargement of participants’ rights under the 2006 Incentive Plan.  The Committee may also make appropriate adjustments in the terms of any awards under the 2006 Incentive Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods.  Subject to certain limitations set forth in the 2006 Incentive Plan and applicable provisions of the Code, without affecting the number of shares reserved or available thereunder, the Committee may authorize the issuance or assumption of benefits under the 2006 Incentive Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of our property or stock, or reorganization upon such terms and conditions as it may deem appropriate, or the Committee or the board of directors may cause any award outstanding as of the effective date of the applicable event to be cancelled in consideration of a cash payment or alternate award made to the holder of such cancelled award equal in value to the fair market value of such cancelled award.

Awards for Non-U.S. Employees

To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees, officers, directors, or third-party service providers, the Committee may establish, among other things, subplans under the 2006 Incentive Plan and modify the terms of the awards made to such employees, officers, directors or third-party service providers.

Material Federal Income Tax Considerations

The following is a brief summary of the principal federal income tax consequences of awards under the 2006 Incentive Plan.  The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect.  The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Options

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO.  However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale.  The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the Company is not entitled to a federal income tax deduction.  The holding period requirements are waived when an optionee dies.

If an optionee sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant (a “disqualifying disposition”), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise.  Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition.  In the year of a disqualifying disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disqualifying disposition.

Non-qualified Options

In general, an optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price.  The Company receives an income tax deduction in an amount equal to the ordinary income that he optionee recognizes upon the exercise of the option.

Restricted Shares

A participant who receives an award of restricted shares does not generally recognize taxable income at the time of the award.  Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either:  (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture.  The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award.  Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant.  Future appreciation on the shares will be taxed as capital gains when the shares are sold.  However, if after making such an election, the shares are forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards

In the case of an exercise of an SAR or an award of restricted share units, performance shares, performance units, share awards, or incentive awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment.  In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit

Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 dollars that is paid to certain “covered employees” in a taxable year.  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.  It is intended that future awards under the 2006 Incentive Plan made to covered employees in the form of options, performance-based restricted shares, performance shares, performance units, SARs, and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation, but no assurance can be made in this regard.

Compliance with Deferred Compensation Provisions of American Jobs Creation Act

The American Jobs Creation Act of 2004, added new Section 409A of the Code.  Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A.  The Company intends that awards under the 2006 Incentive Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

Withholding Taxes

Awards made to participants under the 2006 Incentive Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE 2006 INCENTIVE PLAN
TO INCREASE THE NUMBER OF AVAILABLE SHARES.

PROPOSAL 5

ADJOURNMENT OF THE ANNUAL MEETING

Our Board is requesting the stockholders approve the adjournment of the Annual Meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies, in the event that there are not sufficient votes at the time of the Annual Meeting to approve either Proposal 3 or 4.  In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to stockholders, other than an announcement made at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETINING.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Stockholders may present proposals for inclusion in the 2011 proxy statement for our annual meeting in 2011, provided that (in addition to other applicable requirements) such proposals are received by the Company in writing at its principal executive offices no later than December 10, 2010.

Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2011 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting.  All nominations for director or other business sought to be transacted that are not timely delivered to the Company, or that fail to comply with the requirements set forth in the Company’s By-laws, will be excluded from the Annual Meeting, as provided in the By-laws.  A copy of the By-laws of the Company is available upon request from the Secretary of the Company, 4 West Rockland Road, Montchanin, Delaware 19710.

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those listed in the accompanying Notice of Annual Meeting and described herein.  If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors’ recommendations.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report covering the fiscal year ended December 31, 2009, including audited financial statements, is enclosed with this Proxy Statement.  Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

SOLICITATION OF PROXIES

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  In addition to the use of the mails, proxies may be solicited by in person interview, Internet, telephone, e-mail or facsimile.  The Company will, upon request and in accordance with applicable regulation, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.
By Order of the Board of Directors,

JOE B. COGDELL, JR.
Secretary

April 28, 2010
Montchanin, Delaware

ACORN ENERGY, INC.
2006 STOCK INCENTIVE PLAN
(as amended and restated effective June 10, 2010)

ARTICLE 1.           ESTABLISHMENT, PURPOSE, AND DURATION

1.1           ESTABLISHMENT.  Acorn Energy, Inc., a Delaware corporation (the “Company”), establishes an incentive compensation plan to be known as the 2006 Stock Incentive Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

The Plan originally became effective upon Board approval on February 8, 2007 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.  Amendments to and a restatement of the Plan were approved by the Board in September 2008, which amendments and restatement were approved by the shareholders of the Company in November 2008. On February 17, 2010, the Board approved amendment and restatement of the Plan effective June 10, 2010, subject to shareholder approval on that date, to increase the aggregate number of shares available for (i) all awards under the Plan by 1,000,000 to 1,665,000 and (ii) awards of Incentive Options by 600,000 to 800,000.  No awards of Performance-Based Compensation shall be made prior to the Shareholder Approval Date.

1.2           PURPOSE OF THE PLAN.  The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders.  A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1. 3           DURATION OF THE PLAN.  Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date.  After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.  Notwithstanding the foregoing, no Incentive Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE 2.           DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1           “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2           “ANNUAL AWARD LIMIT” OR “ANNUAL AWARD LIMITS” have the meaning set forth in Section 4.3.

2.3           “AWARD” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4           “AWARD AGREEMENT” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5           “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6           “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

2.7           “CASH-BASED AWARD” means an Award granted to a Participant as described in Article 10.

2.8           “CODE” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9           “COMMITTEE” means the committee designated by the Board to administer this Plan, if such committee has been designated.  In the absence of a designated committee the Board shall serve the committee function, and all references to Committee shall refer to the Board acting in such capacity.  If established, the committee shall consist of members appointed from time to time by, and serving at the discretion of, the Board and, unless otherwise determined by the Board, the committee shall consist of no fewer than two directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

2.10           “COMPANY” means Acorn Energy, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.11           “COVERED EMPLOYEE” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.12           “DIRECTOR” means any individual who is a member of the Board of Directors of the Company.

2.13           “EFFECTIVE DATE” has the meaning set forth in Section 1.1.

2.14           “EMPLOYEE” means any officer or employee of the Company, its Affiliates, and/or its Subsidiaries.

2.15           “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16           “FAIR MARKET VALUE” or “FMV” means a price that is equal to the opening, closing, actual, high, low, or average selling prices of a Share reported on the NASDAQ Stock Market or other established stock exchange (or exchanges) on the applicable date or the preceding trading day, as determined by the Committee in its discretion.  Unless the Committee determines otherwise, if the Shares are traded over-the-counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the last reported sale price or the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded on the NASD OTC Bulletin Board, as determined by the Committee in its discretion.  In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

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  Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.17           “FULL VALUE AWARD” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.18           “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19           “GRANT PRICE” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20           “INCENTIVE OPTION” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21           “INSIDER” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22           “NONEMPLOYEE DIRECTOR” means a Director who is not an Employee.

2.23           “NONEMPLOYEE DIRECTOR AWARD” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24           “NONQUALIFIED OPTION” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25           “OPTION” means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.26           “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27           “OTHER SHARE-BASED AWARD” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28           “PARTICIPANT” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29           “PERFORMANCE-BASED COMPENSATION” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

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2.30           “PERFORMANCE MEASURES” means (i) those measures described in Section 11.3 hereof on which the performance goals are based, or (ii) such other measures that have been approved by the Company’s shareholders as contemplated by Article 11 of this Plan in order to qualify Awards as Performance-Based Compensation.

2.31           “PERFORMANCE PERIOD” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32           “PERFORMANCE SHARE” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33           “PERFORMANCE UNIT” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34           “PERIOD OF RESTRICTION” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35           “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36           “PLAN” means this 2006 Stock Incentive Plan, as it may hereinafter be amended or restated.

2.37           “PLAN YEAR” means the Company’s fiscal year as may be in effect from time to time.  The Company’s current fiscal year is the calendar year.

2.38           “RESTRICTED SHARES” means an Award granted to a Participant pursuant to Article 8.

2.39           “RESTRICTED SHARE UNIT” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.40           “SHARE” or “SHARES” means the Company’s shares of common stock, par value $.01 per share.

2.41           “SHARE APPRECIATION RIGHT” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.42           “SUBSIDIARY” means any corporation, partnership, limited liability company, or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an at least 20% interest or over which the Company exercises significant influence.

2.43           “SHAREHOLDER APPROVAL DATE” means the date of the approval of the Plan by the shareholders of the Company, if so submitted for approval.

2.44           “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

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2.45           “THIRD PARTY SERVICE PROVIDER” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.46           “TREASURY REGULATIONS” means the regulations promulgated under the Code.

2.47           “WITHHOLDING TAXES” means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

ARTICLE 3.           ADMINISTRATION

3.1           GENERAL.  The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan.  The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2           AUTHORITY OF THE COMMITTEE.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3           DELEGATION.  The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan.  The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee:  (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.  Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

ARTICLE 4.           SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1           NUMBER OF SHARES AVAILABLE FOR AWARDS.  Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be 665,000 Shares.

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4.2           SHARE USAGE.  Shares covered by an Award shall only be counted as used to the extent they are actually issued.  Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan.  Subject to the foregoing, the Committee shall have discretion to employ any method of share counting it deems reasonable.  The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3           ANNUAL AWARD LIMIT.  Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)           OPTIONS: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 200,000 Shares.

(b)           SARS: The maximum number of Shares subject to Share Appreciation Rights granted in any one Plan Year to any one Participant shall be 200,000 Shares.

(c)           RESTRICTED SHARES OR RESTRICTED SHARE UNITS: The maximum aggregate grant with respect to Awards of Restricted Shares or Restricted Share Units in any one Plan Year to any one Participant shall be 200,000.

(d)           PERFORMANCE UNITS OR PERFORMANCE SHARES: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be 200,000 Shares (if such Award is payable in Shares), or equal to the value of 200,000 Shares.  For this purpose, to the extent an Award is payable in cash or property other than Shares, then such Award shall be treated as payable in such number of Shares having a value equal to the value of the cash or property (other than Shares) payable under such Award, determined as of the earlier of the date of vesting or payout.

(e)           CASH-BASED AWARDS:  The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed a value of $500,000.

(f)           OTHER SHARE-BASED AWARDS.  The maximum aggregate grant with respect to Other Share-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 200,000 Shares.

The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4           ADJUSTMENTS IN AUTHORIZED SHARES, ETC.  In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares (other than pursuant to a conversion of convertible securities), dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee shall, proportionately and accordingly, in its sole discretion, substitute and adjust, as applicable, the number and kind of shares for which grants of Options and other Awards may be made under the Plan.  In addition, the number and kind of shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards shall be adjusted proportionately and accordingly by the Committee so as to prevent dilution or enlargement of Participants’ rights under the Plan.

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The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a “Reorganization”) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable.  Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; PROVIDED, HOWEVER, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of the provisions of Section 409A of the Code.

ARTICLE 5.           ELIGIBILITY AND PARTICIPATION

5.1           ELIGIBILITY.  Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2           ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6.           OPTIONS

6.1           GRANT OF OPTIONS.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder).  ISOs may be granted for the purchase of up to an aggregate of 800,000 Shares, subject to adjustment as provided in Section 4.4.

6.2           AWARD AGREEMENT.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.  The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3           OPTION PRICE.  The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement.  The Option Price shall be: (i) equal to 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

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6.4           DURATION OF OPTIONS.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant.  Notwithstanding the foregoing, for Options (other than ISOs) granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten years.

6.5           EXERCISE OF OPTIONS.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6           PAYMENT.  Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price.  The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise or net exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of the purchased Shares, including upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           RESTRICTIONS ON SHARE TRANSFERABILITY.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or State securities laws applicable to such Shares.

6.8           TERMINATION OF EMPLOYMENT.  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

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6.9           TRANSFERABILITY OF OPTIONS.

(a)           INCENTIVE OPTIONS.  No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during the lifetime of the Participant only by such Participant.

(b)           NONQUALIFIED OPTIONS.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the lifetime of the Participant only by such Participant.  With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

(c)           NOTIFICATION OF DISQUALIFYING DISPOSITION.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

6.10           SPECIAL ISO RULES FOR 10% SHAREHOLDERS.  If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of his or her employer (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a)           The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b)           The ISO will not have a term in excess of five years from the date of grant.

ARTICLE 7.           SHARE APPRECIATION RIGHTS

7.1           GRANT OF SARS.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.  Notwithstanding the foregoing, SARs may be granted only if Shares are traded on an established securities market at the date of grant.  Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement.  The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

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7.2           SAR AGREEMENT.  Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3           TERM OF SAR.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.  Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten years.

7.4           EXERCISE OF FREESTANDING SARS.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5           EXERCISE OF TANDEM SARS.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

7.6           PAYMENT OF SAR AMOUNT.  SARs granted under this Plan shall be payable only in Shares.  Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

(a)           The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)           The number of Shares with respect to which the SAR is exercised.

Such product shall then be divided by the Fair Market Value of a Share on the date of exercise.  The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

7.7           TERMINATION OF EMPLOYMENT.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8           NONTRANSFERABILITY OF SARS.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.  With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

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7.9           OTHER RESTRICTIONS.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8.           RESTRICTED SHARES AND RESTRICTED SHARE UNITS

8.1           GRANT OF RESTRICTED SHARES OR RESTRICTED SHARE UNITS.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine.  Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2           RESTRICTED SHARES OR RESTRICTED SHARE UNIT AGREEMENT.  Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine.  Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

8.3           TRANSFERABILITY.  Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee.  All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4           OTHER RESTRICTIONS.  The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

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To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5           CERTIFICATE LEGEND.  In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Acorn Energy, Inc. 2006 Stock Incentive Plan, and in the associated Award Agreement.  A copy of the Plan and such Award Agreement may be obtained from Acorn Energy, Inc.”

8.6           VOTING RIGHTS.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

8.7           TERMINATION OF EMPLOYMENT.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8           SECTION 83(B) ELECTION.  The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9.           PERFORMANCE UNITS/PERFORMANCE SHARES

9.1           GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

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9.3           EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES.  Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.  Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

9.5           TERMINATION OF EMPLOYMENT.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6           NONTRANSFERABILITY.  Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 10.           CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS

10.1           GRANT OF CASH-BASED AWARDS.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2           OTHER SHARE-BASED AWARDS.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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10.3           VALUE OF CASH-BASED AND OTHER SHARE-BASED AWARDS.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.  Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.  The Committee may establish performance goals in its discretion.  If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4           PAYMENT OF CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS.  Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.  Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to a Cash-Based Award or Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

10.5           TERMINATION OF EMPLOYMENT.  The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6           NONTRANSFERABILITY.  Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant.  With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11.           PERFORMANCE MEASURES

11.1           GENERAL.

(a)           If the Plan shall have been submitted to and approved by the shareholders of the Company, certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code.  Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b)           Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

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(c)           The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

11.2           OTHER AWARDS.  Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below.  With respect to such Performance-Based Compensation:

(a)           the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b)           no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c)           after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3           PERFORMANCE MEASURES.  Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)           Net earnings or net income (before or after taxes);

(b)           Earnings per share;

(c)           Net sales growth;

(d)           Net operating profit;

(e)           Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(f)           Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g)           Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)           Gross or operating margins;

(i)           Productivity ratios; and

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(j)           Share price (including, but not limited to, growth measures and total shareholder return).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

11.4           EVALUATION OF PERFORMANCE.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period:  (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5           ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION.  Awards intended to qualify as Performance-Based Compensation may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6           COMMITTEE DISCRETION.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12.           NONEMPLOYEE DIRECTOR AWARDS

In addition to the options to be awarded under the Company’s 2006 Stock Option Plan for Non-Employee Directors, the Committee may provide such additional Awards as it deems appropriate.  The terms and conditions of any grant to any such Non-employee Director shall be set forth in an Award Agreement.

ARTICLE 13.           DIVIDEND EQUIVALENTS

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee.  Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

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ARTICLE 14.           BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 15.           RIGHTS OF PARTICIPANTS

15.1           EMPLOYMENT.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2           PARTICIPATION.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3           RIGHTS AS A SHAREHOLDER.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16.           CHANGE OF CONTROL

In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; PROVIDED HOWEVER, that such written agreement may not increase the maximum amount of such Awards.

ARTICLE 17.           AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

17.1           AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION.  Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part, except that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2           ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

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17.3           AWARDS PREVIOUSLY GRANTED.  Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 18.           WITHHOLDING

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement.  If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes.  In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, PROVIDED THAT, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

ARTICLE 19.           SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20.           GENERAL PROVISIONS

20.1           FORFEITURE EVENTS.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

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(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following, the earlier of, the first public issuance, or filing with the United States Securities and Exchange Commission, of the financial document embodying such financial reporting requirement.

20.2         LEGEND.  The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3         GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4         SEVERABILITY.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5         REQUIREMENTS OF LAW.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6         DELIVERY OF TITLE.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)           Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)           Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7         INABILITY TO OBTAIN AUTHORITY.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8         INVESTMENT REPRESENTATIONS.  The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9         EMPLOYEES BASED OUTSIDE OF THE UNITED STATES.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

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(a)           Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)           Determine which Employees, Directors, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c)           Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)           Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e)           Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10       UNCERTIFICATED SHARES.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11       UNFUNDED PLAN.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual.  To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be.  All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.12       NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13       RETIREMENT AND WELFARE PLANS.  Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

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20.14       NONEXCLUSIVITY OF THE PLAN.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.15       NO CONSTRAINT ON CORPORATE ACTION.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.16       GOVERNING LAW.  The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.1         INDEMNIFICATION.  Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.18       AMENDMENT TO COMPLY WITH APPLICABLE LAW.  It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code.  In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409.

21

ANNUAL MEETING OF STOCKHOLDERS OF

ACORN ENERGY, INC.

June 10, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and Proxy Statement and Annual Report are available at http:materials.proxyvote.com/004848

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630303030000000000 8 061010

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

6. Act upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of the directors indicated and for approval of the proposals presented.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ACORN ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John A. Moore, Richard J. Giacco and Samuel M. Zentman, and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Acorn Energy, Inc. to be held at The Union League Club of New York, 38 East 37th Street, New York, NY 10016, on Thursday, June 10, 2010, at 1:00 p.m., and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

(Continued and to be signed on the reverse side)

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